UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2012

SUNLINK HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-12607	31-0621189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 933-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2012, Southern Health Corporation of Houston, Inc. (“SHCH”), an indirect wholly-owned subsidiary of SunLink Health Systems, Inc. (the “Company”) entered into and closed on a $9,975,000 Mortgage Loan Agreement dated as of July 5, 2012 (“Trace RDA Loan”) and a $1,000,000 Working Capital Loan Agreement dated as of July 5, 2012 (“Trace Working Capital Loan”) with Stillwater National Bank and Trust Company (“Stillwater”). SHCH owns and operates Trace Regional Hospital (“Trace”) in Houston, Mississippi. Both the Trace RDA Loan and the Trace Working Capital Loan were unconditionally guaranteed by the Company and SunLink Healthcare LLC (“SHL”), a wholly-owned intermediate holding company.

The Trace RDA Loan has a term of 15 years with monthly payments of principal and interest until repaid. The Trace RDA Loan bears a floating rate of interest equal to the greater of (i) the prime rate (as published in The Wall Street Journal) plus 1.5%, or (ii) 6%. The Trace RDA Loan is collateralized by Trace’s real estate and equipment and is partially guaranteed under the U.S. Department of Agriculture, Rural Development Business and Industry Program. Approximately $8,500,000 of the Trace RDA Loan proceeds was used to refinance a portion of the Company’s senior debt under the Term Loan under the Company’s existing Credit Facility with Chatham Credit Management III, LLC. Approximately $850,000 of the Trace RDA Loan proceeds will be used for improvements to the hospital and its medical office building with the remainder of the Trace RDA Loan proceeds used for working capital and closing costs. The Trace RDA Loan contains covenants which the Company believes are customary to similar loan agreements as well as certain financial covenants with respect to SHCH’s Current Ratio of current assets to current liabilities and Debt Service Coverage, Fixed Charge Coverage and Funded Debt to EBITDA Ratio, all as defined in the Trace RDA Loan Agreement, that SHCH must maintain and that are measured at the end of each fiscal quarter.

The Trace Working Capital Loan has a term of 2 years and bears a floating rate of interest equal to the greater of (i) the prime rate (as published in The Wall Street Journal) plus 1.5%, or (ii) 6%. The Trace Working Capital Loan is collateralized by, among other things, Trace’s accounts receivable and contains the same covenants as the Trace RDA Loan which was described earlier.

The foregoing summary descriptions of the Trace RDA Loan and Trace Working Capital Loan are qualified in their entirety by reference to the full text of each loan agreement which are filed as Exhibits 10.1 and 10.2 to this Current Report and are incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure.

On July 11, 2012, the Company issued a Press Release announcing that it had entered into the Trace RDA Loan. The Press Release is furnished herewith as Exhibit 99.1.

Item 8.01	Other Events

On June 29, 2012, the Company entered into the Seventh Modification to its Credit Facility to document the acquisition by Chatham Credit Management III, LLC of the interest of Union Bank, National Association in the Credit Facility. The Seventh Modification contained, among other things, changes to replace all references to “Union Bank, National Association or UBOC” with “Chatham Credit Management III, LLC”, in its capacity as the Funding Agent. The Seventh Modification is filed herewith as Exhibit 99.2.

On July 5, 2012, the Company entered into the Eighth Modification to its Credit Facility. The Eighth Modification contained, among other things, the consent by the lenders under the Credit Facility to permit SHCH, the Company and SHL enter into the transactions contemplated by the Trace RDA Loan and the Trace Working Capital Loan. The Eighth Modification is filed herewith as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Mortgage Loan Agreement dated as of July 5, 2012, by and between Stillwater National Bank and Southern Health Corporation of Houston, Inc.

10.2	Working Capital Loan Agreement dated as of July 5, 2012, by and between Stillwater National Bank and Southern Health Corporation of Houston, Inc.

99.1	Press Release, dated July 11, 2012, issued by SunLink Health Systems, Inc.

99.2	Seventh Modification to Loan Documents between SunLink Health Systems, Inc., SunLink Healthcare LLC, Dexter Hospital LLC, Southern Health Corporation of Ellijay, Inc., Southern Health Corporation of Dahlonega, LLC, Southern Health Corporation of Houston, Inc., HealthMont of Georgia, Inc., HealthMont, LLC, HealthMont of Missouri, LLC, SunLink Services, Inc., SunLink ScriptsRX, LLC, Central Alabama Medical Associates, LLC, Dahlonega Clinic, LLC, Carmichael’s Cashway Pharmacy, Inc., Carmichael’s Nutritional Distributor, Inc., Breath of Life Home Health Equipment, Inc., and Chatham Credit Management III, LLC, dated June 29, 2012.

99.3	Eighth Modification to Loan Documents between SunLink Health Systems, Inc., SunLink Healthcare LLC, Dexter Hospital LLC, Southern Health Corporation of Ellijay, Inc., Southern Health Corporation of Dahlonega, LLC, Southern Health Corporation of Houston, Inc., HealthMont of Georgia, Inc., HealthMont, LLC, HealthMont of Missouri, LLC, SunLink Services, Inc., SunLink ScriptsRX, LLC, Central Alabama Medical Associates, LLC, Dahlonega Clinic, LLC, Carmichael’s Cashway Pharmacy, Inc., Carmichael’s Nutritional Distributor, Inc., Breath of Life Home Health Equipment, Inc., and Chatham Credit Management III, LLC, dated July 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

Dated: July 13, 2012	By:	/s/ Mark J. Stockslager
	Name:	Mark J. Stockslager
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Mortgage Loan Agreement dated as of July 5, 2012, by and between Stillwater National Bank and Southern Health Corporation of Houston, Inc.

10.2	Working Capital Loan Agreement dated as of July 5, 2012, by and between Stillwater National Bank and Southern Health Corporation of Houston, Inc.

99.1	Press Release, dated July 11, 2012, issued by SunLink Health Systems, Inc.

99.2	Seventh Modification to Loan Documents between SunLink Health Systems, Inc., SunLink Healthcare LLC, Dexter Hospital LLC, Southern Health Corporation of Ellijay, Inc., Southern Health Corporation of Dahlonega, LLC, Southern Health Corporation of Houston, Inc., HealthMont of Georgia, Inc., HealthMont, LLC, HealthMont of Missouri, LLC, SunLink Services, Inc., SunLink ScriptsRX, LLC, Central Alabama Medical Associates, LLC, Dahlonega Clinic, LLC, Carmichael’s Cashway Pharmacy, Inc., Carmichael’s Nutritional Distributor, Inc., Breath of Life Home Health Equipment, Inc., and Chatham Credit Management III, LLC, dated June 29, 2012.

99.3	Eighth Modification to Loan Documents between SunLink Health Systems, Inc., SunLink Healthcare LLC, Dexter Hospital LLC, Southern Health Corporation of Ellijay, Inc., Southern Health Corporation of Dahlonega, LLC, Southern Health Corporation of Houston, Inc., HealthMont of Georgia, Inc., HealthMont, LLC, HealthMont of Missouri, LLC, SunLink Services, Inc., SunLink ScriptsRX, LLC, Central Alabama Medical Associates, LLC, Dahlonega Clinic, LLC, Carmichael’s Cashway Pharmacy, Inc., Carmichael’s Nutritional Distributor, Inc., Breath of Life Home Health Equipment, Inc., and Chatham Credit Management III, LLC, dated July 5, 2012.